Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
August 31, 1999



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.5869%


        Excess Protection Level
          3 Month Average   5.59%
            August, 1999   5.84%
            July, 1999   5.87%
            June, 1999   5.06%


        Cash Yield                                  18.20%


        Investor Charge Offs                         4.78%


        Base Rate                                    7.59%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                            7.19%


        Total Payment Rate                          14.37%


        Total Principal Balance                     $46,158,397,644.87


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,316,578,126.38